UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 16, 2017

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-214-0065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.  Termination of a Material Definitive Agreement.

On May 16, 2017, Emmaus Life Sciences, Inc. (the “Company”) terminated the Letter of Intent dated January 16, 2017, as amended (the “LOI”), between the Company and Generex Biotechnology Corporation (“Generex”).

The LOI provided for Generex’s acquisition of a controlling interest of the outstanding capital of the Company for a total consideration of $225,000,000, consisting of $10,000,000 in cash and $215,000,000 worth of shares of Generex common stock, in accordance with the terms and conditions therein.

The termination of the LOI was based on Generex’s failure to file an amendment to its restated certificate of incorporation effecting an increase in its authorized capital by May 1, 2017 and the parties’ inability to agree on a resolution of certain key financial accounting issues regarding the financial consolidation of Emmaus and Generex resulting from the transactions contemplated in the LOI, which prevented further negotiation and agreement on key material terms of the formal purchase agreement provided for in the LOI.

The LOI provides that if the Company terminates the LOI, the Company is required to refund all deposits paid by Generex to the Company within sixty days after the date of termination. Generex has paid the Company $4,000,000 in deposits under the LOI.

The foregoing description of termination of the LOI is not complete and is qualified in its entirety by reference to the termination notice provided by the Company to Generex (the “Termination Notice”), which is filed as Exhibit 99.1 to this report and incorporated herein by reference. The Termination Notice, and the foregoing description of the termination of the LOI, have been included to provide investors and our stockholders with information regarding the terms of the Termination Notice.

The information furnished under this Item 1.02 shall not be deemed filed with the U.S. Securities and Exchange commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in Exhibit 99.1 shall not be incorporated by reference into any filing we make regardless of general incorporation language in the filing, unless expressly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Termination Notice dated May 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emmaus Life Sciences, Inc.

Date: May 19, 2017

	By:	/s/ Yutaka Niihara
	Name:	Yutaka Niihara, M.D., MPH
	Title:	Chairman and Chief Executive Officer